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EXHIBIT 10.1

                                                               EXECUTION VERSION

               SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

      THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of May 26, 2004 (this "Amendment"), is entered into among WERNER FUNDING CORPORATION, a Delaware corporation (the "Seller"), WERNER CO., a Pennsylvania corporation (the "Servicer"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (the "Issuer") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrator (the "Administrator").

                                    RECITALS

      1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of May 29, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"); and

      2. The parties hereto desire to amend the Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

      2. Amendments to Agreement. The Agreement is hereby amended as follows:

            2.1 Clause (a) of the definition of "Alternate Rate" in Exhibit I to the Agreement is hereby amended by deleting "1.25%" therein and substituting "2.00%" therefor.

            2.2 The definition of "Concentration Percentage" in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

            ""Concentration Percentage" means: (a) for Lowes, 40% as long as Lowes would be considered a Group A Obligor and for any other Group A Obligor, 20%, (b) for any Group B Obligor, 16%, (c) for any Group C Obligor, 8% and (d) for Menards and Ace Hardware, 7.5% as long as such entities would be considered a Group D Obligor and for any other Group D Obligor, 4%; provided, however, that the Issuer may, with prior written consent from the Administrator and the Liquidity Agent, approve higher Concentration Percentages for selected Obligors."

            2.3 The definition of "Concentration Reserve" in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

            ""Concentration Reserve" means, at any time: (a) the aggregate Capital at such time multiplied by (b) (i) the Concentration Reserve Percentage divided by (ii) 100% minus the Concentration Reserve Percentage."

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            2.4 The definition of "Concentration Reserve Percentage" in Exhibit
I to the Agreement is hereby amended and restated in its entirety to read as follows:

            ""Concentration Reserve Percentage" means, at any time, the largest of: (a) the sum of five largest Group D Obligor Percentages, (b) the sum of the three largest Group C Obligor Percentages and (c) the sum of the two largest Group B Obligor Percentages."

            2.5 The definition of "Dilution Reserve Percentage" in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

            ""Dilution Reserve Percentage" means on any date, the greater of:
            (a) 7.5% or (b) the product of (i) the Dilution Horizon multiplied by (ii) the sum of (x) 2.25 times the average of the Dilution Ratios for the twelve most recent calendar months and (y) the Spike Factor."

            2.6 Clause (c) of the definition of "Eligible Receivable" is hereby amended and restated in its entirety to read as follows:

            "(c) that does not, except in the case of a Deferred Payment Receivable, have a stated maturity which is more than 120 days after the original invoice date of such Receivable; provided, however, that in the case of a Deferred Payment Receivable, the Outstanding Balance of such Deferred Payment Receivable when added to the aggregate Outstanding Balance of all other Deferred Payment Receivables, shall not exceed 2.0% of the aggregate Outstanding Balance of all Pool Receivables,"

            2.7 The definition of "Group A Obligor" in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

            ""Group A Obligor" means (i) any Obligor with a short-term rating of at least: (a) "A-1" by Standard & Poor's, or if such Obligor does not have a short-term rating from Standard & Poor's, a rating of "A+" or better by Standard & Poor's on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) "P-1" by Moody's, or if such Obligor does not have a short-term rating from Moody's, "A1" or better by Moody's on its long-term senior unsecured and uncredit-enhanced debt securities."

            2.8 The definition of "Loss Reserve Percentage" in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

            ""Loss Reserve Percentage" means, on any date, the greater of: (a) 12.5% or (b) (i) the product of (A) 2.25 times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months multiplied by (B) the aggregate credit sales made during the four most recent calendar months divided by (ii) the aggregate Outstanding Balance of Eligible Receivables as of such date."

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            2.9 Clause (g) of Exhibit V to the Agreement is hereby amended and restated in its entirety to read as follows:

            "(g)(i) the (A) Default Ratio shall exceed 4.0% or (B) the Delinquency Ratio shall exceed 10.0% or (ii) the average for three consecutive calendar months of: (A) the Default Ratio shall exceed 3.0%, (B) the Delinquency Ratio shall exceed 8.0% or (C) the Dilution Ratio shall exceed 5.5%."

      3. Representations and Warranties; No Default. The Seller hereby represents and warrants to each of the parties hereto as follows:

                  (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

                  (b) No Default. Both before and immediately after giving
            effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

      4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

      5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

                  (b) (i) counterparts of that certain fee letter agreement, dated of even date herewith, among the Seller, the Servicer, the Issuer and the Administrator, and (ii) the "structuring fee" referred to therein.

      6. Receipt of Certain Officer Certificates. Notwithstanding anything in this Amendment, the Agreement or any other Transaction Document to the contrary, the parties hereto expressly agree that, on or prior to the close of business on June 30, 2004, the Administrator shall have received an officer certificate from an authorized officer of each of the Seller and the Servicer, stating that on or prior to such date, ownership of each Lock-Box Account has been transferred to and is in the name of the Seller, in form and substance satisfactory to the Administrator and its counsel and that the failure of the timely occurrence of the condition set forth in this Section 6 shall, without any notice, declaration, demand, or other act by any Person, be deemed to result in the automatic occurrence of the Facility Termination Date, unless the time period set forth above has been extended in writing by the Administrator

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(on behalf of the Issuer) or such failure has been otherwise waived or excused in writing by the Administrator (on behalf of the Issuer).

      7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

      9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                            [signature pages follow]

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                      WERNER FUNDING CORPORATION,
                                      as Seller

                                      By:    /s/ Larry V. Friend
                                      Name:  Larry V. Friend
                                      Title: CFO

                                      WERNER CO.,
                                      as Servicer

                                      By:    /s/ Larry V. Friend
                                      Name:  Larry V. Friend
                                      Title: CFO

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MARKET STREET FUNDING CORPORATION,
as Issuer

By:    /s/ Evelyn Echevarria
Name:  Evelyn Echevarria
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:    /s/ John T. Smathers
Name:  John T. Smathers
Title: Vice President

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